Exhibit j under Form N-1A
                                          Exhibit (23) under Item 60/Reg.S-K










INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post-Effective Amendment No. 46 to Registration Statement No. 33-35827 of BBH European Equity Fund on Form N-1A of our report dated December 20, 2002, appearing in the Annual Report to Shareholders of BBH European Equity Fund for the year ended October 31, 2002, and to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information, both of which are part of such Registration Statement.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 28, 2003













INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post-Effective Amendment No. 46 to Registration Statement No. 33-35827 of BBH Pacific Basin Equity Fund on Form N-1A of our reports each dated December 20, 2002 for BBH High Yield Fixed Income Fund (the "Fund") and BBH Pacific Basin Equity Portfolio for the year ended October 31, 2002 included in the Annual Report to Shareholders of the Fund.

We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information, both of which are part of such Registration Statement.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 28, 2003











INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post-Effective Amendment No. 46 to Registration Statement No. 33-35827 of BBH High Yield Fixed Income Fund on Form N-1A of our reports each dated December 20, 2002 for BBH High Yield Fixed Income Fund (the "Fund") and BBH High Yield Fixed Income Portfolio for the year ended October 31, 2002 included in the Annual Report to Shareholders of the Fund.

We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information, both of which are part of such Registration Statement.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 28, 2003












INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post-Effective Amendment No. 46 to Registration Statement No. 33-35827 of BBH Broad Market Fixed Income Fund on Form N-1A of our reports each dated December 20, 2002 for BBH Broad Market Fixed Income Fund (the "Fund") and BBH Broad Market Fixed Income Portfolio for the year ended October 31, 2002 included in the Annual Report to Shareholders of the Fund.

We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information, both of which are part of such Registration Statement.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 28, 2003